                                                                   EXHIBIT 10.20


                  COLLABORATIVE RESEARCH AND LICENSE AGREEMENT


                                     BETWEEN


                                ROCHE BIOSCIENCE

                                       AND

                                 COMBICHEM, INC.


                                October 25, 1996


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                                TABLE OF CONTENTS


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         1.       DEFINITIONS...............................................................  1

         2.       RESEARCH COLLABORATION....................................................  6
                  2.1      CCI Responsibilities.............................................  6
                  2.2      RBS Responsibilities.............................................  6
                  2.3      Participation by RBS Affiliates..................................  6

         3.       RESEARCH PROGRAMS.........................................................  6
                  3.1      Selection of Approach............................................  6
                  3.2      Lead Generation Program..........................................  6
                  3.3      Lead Evolution Program...........................................  7
                  3.4      Lead Optimization Program........................................  7
                  3.5                                  ***                        ..........  7
                  3.6                                   ***                     ............  7
                  3.7      Extension of Programs............................................  7

         4.       TARGETS...................................................................  8
                  4.1      Initial Targets..................................................  8
                  4.2      Optional Targets.................................................  8
                  4.3      ***..............................................................  8
                           4.3.1  ***.......................................................  8
                           4.3.2  ***.......................................................  8
                  4.4                        ***                  ..........................  9
                  4.5      Refining Collaboration Targets...................................  9
                  4.6      Maximum Number of Targets........................................  9

         5.       TARGET EXCLUSIVITY........................................................  9
                  5.1      Collaboration Target Exclusivity.................................  9
                  5.2                ***             .......................................  9

         6.       COLLABORATION COMPOUNDS................................................... 10
                  6.1      Collaboration Compound Exclusivity............................... 10
                  6.2      Pre-Existing and Restricted Compounds............................ 10
                  6.3      Intellectual Property Rights..................................... 10
                  6.4      Screening Rights................................................. 10
                  6.5      Active Collaboration Compounds Against Related Targets........... 10
                  6.6      Supply of Collaboration Compounds................................ 11

         7.       RESEARCH MANAGEMENT & PLAN................................................ 11
                  7.1      Research Management Committee.................................... 11
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                  7.2      Project Teams.................................................... 12
                  7.3      Research Plans................................................... 12

         8.       COLLABORATION TERM AND TERMINATION........................................ 12
                  8.1      Term............................................................. 12
                  8.2            ***         ............................................... 12
                  8.3      Termination by RBS or CCI........................................ 12
                  8.4      Termination of Research Funding.................................. 12

         9.       PAYMENT OBLIGATIONS....................................................... 13
                  9.1      Project Initiation Fee........................................... 13
                  9.2      Research Funding................................................. 13
                  9.3      Milestone Payments............................................... 13
                  9.4      Royalties........................................................ 13
                           9.4.1    Royalty Rates........................................... 13
                           9.4.2        ***      ........................................... 14
                           9.4.3            ***        ..................................... 14
                  9.5      Option to Purchase Equipment..................................... 14

         10.      LOGISTICS OF PAYMENT; REPORTS; RECORDS; AUDITS............................ 14
                  10.1     Payment and Reports.............................................. 14
                  10.2     Method of Payment................................................ 14
                  10.3     Roche Exchange Rate.............................................. 15
                  10.4     CCI Exchange Rate................................................ 15
                  10.5     Financial Records and Audit Rights............................... 15
                  10.6     Time Records..................................................... 16
                  10.7     Taxes............................................................ 16

         11.      LICENSE GRANT............................................................. 16
                  11.1     CCI Grant to RBS................................................. 16
                  11.2     RBS Due Diligence Failure........................................ 16
                           11.2.1   RBS Grant Back to CCI................................... 16
                           11.2.2          ***          .................................... 16
                           11.2.3          ***          .................................... 17

         12.      TERM AND TERMINATION OF THE AGREEMENT..................................... 17
                  12.1     Term............................................................. 17
                  12.2     Termination...................................................... 17
                  12.3     Results of Termination........................................... 17

         13.      CONFIDENTIAL INFORMATION.................................................. 17
                  13.1     Nondisclosure.................................................... 17
                  13.2     Exceptions....................................................... 18

         14.      PUBLICATIONS.............................................................. 18
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         15.      PUBLIC STATEMENTS......................................................... 18

         16.            ***      ........................................................... 19

         17.      ASSIGNABILITY............................................................. 19

         18.      DISPUTE RESOLUTION PROCEDURES............................................. 19
                  18.1     Senior Executives Discussions.................................... 19
                  18.2     Non-Binding Mediation............................................ 19
                  18.3     Binding Arbitration.............................................. 20
                  18.4     Injunctive Relief................................................ 20

         19.      NOTICES................................................................... 20

         20.      INDEPENDENT CONTRACTOR.................................................... 21

         21.      SURVIVAL.................................................................. 22

         22.      ADDITIONAL TERMS.......................................................... 22
                  22.1     Entire Agreement................................................. 22
                  22.2     Amendments; No Waiver............................................ 22
                  22.3     Validity......................................................... 22
                  22.4     Headings......................................................... 22
                  22.5     Counterparts..................................................... 22
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                  COLLABORATIVE RESEARCH AND LICENSE AGREEMENT



         THIS COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (the
"Agreement") is entered into on October 25, 1996 (the "Effective Date"), by and between ROCHE BIOSCIENCE, a division of Syntex (U.S.A.) Inc., a Delaware corporation, having offices at 3401 Hillview Avenue, Palo Alto, California 94304 ("RBS") and COMBICHEM, INC. a California corporation having offices at 9050 Camino Santa Fe, San Diego, California 92121 ("CCI"). RBS and CCI may be referred to herein as a "Party" or, collectively, as "Parties."

         WHEREAS, CCI has developed and owns certain drug discovery technology and intellectual property rights, including chemical library design software, combinatorial organic synthesis methods, chemical libraries suitable for high throughput biological screening assays and medicinal chemistry;

         WHEREAS, the Parties wish to collaborate with the objective of accelerating RBS's drug discovery activities using CCI Technology (as defined below) in Research Programs (as defined below) against Collaboration Targets (as defined below) (the "Collaboration");

         NOW, THEREFORE, the Parties agree as follows:

1.       DEFINITIONS

         1.1 "Additional Royalties" has the meaning set forth in Section 9.4.2.

         1.2 "ADR" has the meaning set forth in Section 18.2.

         1.3 "Affiliate" of a Party means any corporation or other business entity controlled by, controlling or under common control with such Party. For this purpose "control" shall mean direct or indirect beneficial ownership of more than fifty percent (50%) of the voting or income interest in such corporation or other business entity, or if not meeting the preceding requirement, any company owned or controlled by or owning or controlling a Party at the maximum control or ownership right permitted in the country where such company exists; provided, however, Genentech, Inc., with offices located at 460 Point San Bruno Boulevard, South San Francisco, California, 94080, shall not be considered an Affiliate of RBS unless RBS so notifies CCI that Genentech shall be deemed an Affiliate.

         1.4 "CCI Net Sales" means the gross sales invoiced by CCI or its Affiliates or sublicensees for Returned Products to non-Affiliated third parties less (i) actual deductions of returns (including withdrawals and recalls), rebates (price reductions, including Medicaid and similar types of rebates e.g. chargebacks), volume (quantity) discounts, discounts granted at the time of invoicing, sales taxes and other taxes (other than income taxes) directly linked to and included in the gross sales amount as computed on a product-by-product basis for the

                                        1

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countries concerned, whereby the amount of such sales in foreign currencies is converted into United States dollars in accordance with Section 10.4 (the "CCI Adjusted Gross Sales"), and (ii) *** *** sales related deductions which are not accounted for on a product-by-product basis.

         1.5 "CCI Technology" means those CCI Patents and know-how related exclusively to the Collaboration Compounds.

         1.6 "Collaboration" has the meaning set forth in the preamble.

         1.7 "Collaboration Compound Exclusivity Period" for a Collaboration Compound means (a) with respect to a Collaboration Compound with Target Activity, the earlier of (i) the publication of a Patent covering the Collaboration Compound or (ii) *** following the end of the applicable Research Program Period; and (b) with respect to a Collaboration Compound with no Target Activity, the earlier of (i) the publication of a Patent covering the Collaboration Compound or (ii) *** following the end of the applicable Research Program Period.

         1.8 "Collaboration Compounds" means Library Compounds and Derivative Compounds synthesized under the direction of the RMC, by either RBS or CCI or their respective Affiliates.

         1.9 "Collaboration Library" means a library synthesized under the direction of the RMC, containing compounds designed to provide information regarding activity against a specific Collaboration Target.

         1.10 "Collaboration Product(s)" means any product containing a compound which has demonstrated activity against a Collaboration Target and is either (i) a Library Compound or (ii) a Derivative Compound.

         1.11 "Collaboration Target" means either an Initial Target or an Optional Target.

         1.12 "Collaboration Target Exclusivity Period" for a Collaboration Target means *** *** .

         1.13 "Collaboration Term" has the meaning set forth in Section 8. 1.

         1.14 *** has the meaning set forth in Section 9.4.3.

         1.15 "Confidential Information" includes (i) all information and materials received by either Party from the other Party either prior to execution of or pursuant to this Agreement; (ii) all structure-activity data or structure data relating to a Collaboration Compound; and (iii) the material financial terms of this Agreement.

         1.16 "Development Candidate" means a Collaboration Compound that has been selected by RBS for *** studies for an Initial Target, Optional Target or Related Target.


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         1.17 "Derivative Compound" is a compound which meets the following criteria:

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         1.18 "$" or "dollar" means United States currency.

         1.19 "Due Diligence" means *** *** *** ***.

         1.20 "Field" means *** *** .

         1.21 "First Commercial Sale" of a Product shall mean the first sale for use or consumption of such Product in a country after required marketing and pricing approval has been granted by the governing health regulatory authority of such country. Sale to an Affiliate or sublicensee shall not constitute a First Commercial Sale unless the Affiliate or sublicensee is the end user of the Product.

         1.22 "Flat Fee" has the meaning set forth in Section 11.2.2.

         1.23 "Initial Targets" has the meaning set forth in Section 4. 1.

         1.24 "Lead Evolution Program" has the meaning set forth in Section 3.3.

         1.25 "Lead Generation Program" has the meaning set forth in Section
3.2.


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         1.26 "Lead Optimization Program" has the meaning set forth in Section
3.4.

         1.27 "Library Compound" means a compound contained in a Collaboration Library and which compound is not a Pre-existing Compound or a Restricted Compound *** ***

         1.28 "Losses" has the meaning set forth in Section 16.

         1.29 "Net Sales" means the gross sales invoiced by RBS or its Affiliates or sublicensees for Products to non-Affiliated third parties less (i) actual deductions of returns (including withdrawals and recalls), rebates (price reductions, including Medicaid and similar types of rebates e.g. chargebacks), volume (quantity) discounts, discounts granted at the time of invoicing, sales taxes and other taxes (other than income taxes) directly linked to and included in the gross sales amount as computed in the central Roche's Swiss Francs Sales Statistics on a product-by-product basis for the countries concerned, whereby the amount of such sales in foreign currencies is converted into Swiss Francs in accordance with Section 10.3 (the "Adjusted Gross Sales"), and (ii) *** of Adjusted Gross Sales for those sales related deductions which are not accounted for on a product-by-product basis.

         1.30 "Non-Royalty Bearing Component(s)" has the meaning set forth in
Section 9.4.3.

         1.31 "Optional Targets" means a Target that is added to the Collaboration in accordance with Section 4.2.

         1.32 "Patent" means (i) valid and enforceable Letters Patent, including any extension (including Supplemental Protection Certificate), registration, confirmation, reissue, continuation, divisionals, continuation-in-part, reexamination or renewal thereof, and (ii) pending applications for any of the foregoing.

         1.33 "Patent Protected" means that a Product is covered by a Valid Claim of patent rights with respect to such Product in the country where sold.

         1.34 "Pre-existing Compound" means any compound that is in existence at the commencement of a Research Program which may be contributed to the Collaboration Library by RBS or CCI and with such contributed compound owned by any of RBS, CCI, their Affiliates or a Third Party.

         1.35 *** *** ***.

         1.36 "Product(s)" means Collaboration Product(s) and/or Related Product(s).


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         1.37 "Project Leader" means the person appointed by a Party to supervise and be accountable for that Party's responsibilities with respect to a Research Program.

         1.38 "Publications Committee" shall consist of the co-chairs of the RMC.

         1.39 *** shall mean any product containing a compound which has demonstrated activity against a *** in accordance with Section 6.5 and is either
(i) a Library Compound or (ii) a Derivative Compound.

         1.40 *** means a Target which the parties have identified, in accordance with Section 4.3, as *** to a Collaboration Target.

         1.41 "*** Exclusivity Period" means *** *** .

         1.42 "*** Notice" has the meaning set forth in Section 6.5.

         1.43 "Research Program" means any or all of a Lead Evolution Program or a Lead Generation Program or a Lead Optimization Program.

         1.44 "Research Program Period" means two years from commencement of a Lead Generation Program and one year from commencement of a Lead Optimization Program or a Lead Evolution Program, unless any such Research Program is terminated early or extended pursuant to the terms of this Agreement.

         1.45 "Restricted Compound" means a compound that RBS may synthesize during the course of a Research Program *** against a Target other than a Collaboration Target *** but which RBS screens against a Collaboration Target
***.

         1.46 "Returned Product" has the meaning set forth in Section 11.2.l.

         1.47 "Roche" means RBS and its Affiliates.

         1.48 "Royalty Bearing Component(s)" has the meaning set forth in
Section 9.4.3.

         1.49 "Royalty Paying Party" has the meaning set forth in Section 10.5.

         1.50 "Royalty Receiving Party" has the meaning set forth in Section
10.5.

         1.51 "Royalty Term" means, in the case of any Product, in any country, the period of time commencing on the First Commercial Sale and ending upon the later of (a) *** years from the date of First Commercial Sale in such country; or (b) the expiration of the last to expire issued Patent with claims covering that Product in the relevant country.


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         1.52 "Target" means a biomolecular entity that a small molecule is synthesized against demonstrating relevant activity.

         1.53 "Target Activity" means having activity that meets *** of the criteria specified for the *** for the appropriate Collaboration Target during the relevant Research Program Period, which criteria are set forth on Appendix A.

         1.54 "Territory" means *** .

         1.55 "Third Party" means any entity other than CCI or RBS or an Affiliate of CCI or RBS.

         1.56 "UIL" means CCI's proprietary Universal Informer Library(TM).

         1.57 "Valid Claim" means a claim of an issued Patent which claim has not lapsed, been canceled or become abandoned and has not been declared invalid by an unreversed and unappealable decision or judgment of a court or other appropriate body of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer.

2.       RESEARCH COLLABORATION

         2.1 CCI RESPONSIBILITIES. CCI will conduct Research Programs against Collaboration Targets in accordance with the terms of this Agreement.

         2.2 RBS RESPONSIBILITIES. RBS will provide funding for the Collaboration as outlined in Article 9.2, provide screening, biological, and structural data to CCI with respect to the Collaboration Compounds necessary for CCI to perform its duties under this Agreement, and will assume scientific, financial and administrative responsibility for screening and biological support activities, drug development and regulatory filings during and after the term of Collaboration in accordance with the terms of this Agreement.

         2.3 PARTICIPATION BY RBS AFFILIATES. Upon an Affiliate of RBS agreeing in writing to be bound by the terms and conditions of this Agreement, RBS may propose Optional Targets on behalf of such Affiliate. Employees of such Affiliate may become Project Leaders and RBS may designate employees of such Affiliate to be members of the RMC as specified in Article 7 hereof.

3.       RESEARCH PROGRAMS

         3.1 SELECTION OF APPROACH. The parties shall agree upon one of the approaches set forth below for each Research Program against each Collaboration Target. The start date of each Research Program shall be as decided by the RMC, but at least one of the Research Programs for the Initial Targets shall have commenced by *** , and the final two Research Programs for the Initial Targets shall have commenced *** .


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         3.2 LEAD GENERATION PROGRAM. In a Lead Generation Program, only the
Target is known. There are no robust structural hypotheses available that will facilitate rapid inhibitor, agonist or antagonist design. The Lead Generation Program requires use of the UIL. Potential Development Candidates will be identified through iterative generations of Collaboration Libraries resulting in compounds with increased selectivity/affinity with respect to the Collaboration Target. A Lead Generation Program will last *** unless *** Section 8.3 or extended pursuant to Section 3.7.

         3.3 LEAD EVOLUTION PROGRAM. A Lead Evolution Program is a research program in which RBS provides CCI data on a lead series for evolution to a different structural series or there exists a robust structural hypothesis available that will facilitate rapid inhibitor, agonist or antagonist design. Potential Development Candidates will be identified through iterative generations of Collaboration Libraries. A Lead Evolution Program will last *** unless *** extended pursuant to Section 3.7.

         3.4 LEAD OPTIMIZATION PROGRAM. A Lead Optimization Program is a research program in which RBS provides CCI with data on a suboptimal lead series for iteration and refinement. A Lead Optimization Program will last *** unless *** extended pursuant to Section 3.7.

         3.5                                ***
                                    ***
                                    ***
                                    ***
                                    ***
                                    ***
                                    ***
                                    ***
                                    ***
                                    ***
                                    ***.

         3.6                                      ***
                                          ***
                                          ***
                                          ***
                                          ***
                                          ***
                                          ***
                                          ***
                                          ***
                                          ***
                                          ***.


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         3.7 EXTENSION OF PROGRAMS. The term of any Research Program may be extended up to an additional *** per Research Program upon the recommendation of the RMC, provided, however, that the aggregate amount of extensions for Research Programs shall not exceed an incremental aggregate total of FTEs equal to *** *** over the life of this Agreement for all such Research Program extensions.

4.       TARGETS

         4.1 INITIAL TARGETS. The Collaboration will initially focus on the
following Targets:                                    ***
                                            ***
                                            ***
                                            ***  (collectively, the "Initial
Targets"). Prior to the proposed commencement date of a Research Program for an Initial Target, RBS may substitute another Target as an Initial Target. Acceptance of a proposed substitute Initial Target shall follow the procedures set forth in Section 4.2 for selection of Optional Targets.

         4.2 OPTIONAL TARGETS. During the Collaboration Term, RBS may add up to *** additional Targets to the Collaboration as Optional Targets with the Research Program for such Optional Target to begin with ninety (90) days of notification or as mutually agreed by the parties. If RBS is interested in adding a Target to the Collaboration, RBS shall notify CCI in writing that it wishes to make such Target an Optional Target. ***
                                             ***
                                             ***
                                             ***
                                             ***.
                   *** . The RMC will establish the specific scientific achievements for such Target that correspond to (i) the Milestone Structure
Schedule in Appendix A and (ii) the commercial terms of Appendix C. Any such scientific achievements must be mutually-agreed between RBS and CCI ***
      *** , such Target may be added to the Collaboration as an Optional Target. Mutual agreement under this Section 4.2 and under Section 4.3 shall mean the agreement of RBS and CCI without recourse to the dispute resolution mechanism set forth in Section 7. 1.

         4.3            ***
                                                ***
                                                ***.

                  4.3.1                                       ***

                      *** . Related Targets for the Initial Targets will be identified and agreed upon by RBS and CCI and will be detailed in a Appendix B. *** for the *** identified and agreed upon by RBS and CCI prior to commencement of the Research Program for such Optional Target, *** ***


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                  4.3.2                                        ***
Either Party may identify Targets as being *** throughout the applicable Research Program, *** arguments *** , if any, and set forth in an amendment to *** ; ***

                                                    ***
                                                    ***
                                                    ***            .

         4.4 *** . If RBS proposes to make a *** *** , the provisions set forth in Section 4.3 relating to the format and approach would supersede the provisions of Section 4.2; provided, however, that the commercial terms of Appendix C rather than Appendix D shall apply to such *** . If there is a dispute, the dispute resolution mechanism set forth in Section 7.1 shall be utilized.

         4.5 REFINING COLLABORATION TARGETS. The RMC may refine the definition of a Collaboration Target based upon reasonable scientific judgment.

         4.6 MAXIMUM NUMBER OF TARGETS. The Collaboration may be expanded to a total of *** projects subject to the provisions of Section 4.2; provided, however that after the Collaboration initiates *** Collaboration Targets, RBS shall pay an upfront fee of *** *** Optional Targets (Collaboration Target numbers *** ) upon the commencement of the Research Program for each such Optional Target.

5.       TARGET EXCLUSIVITY

         5.1 COLLABORATION TARGET EXCLUSIVITY. During the Collaboration Target Exclusivity Period, CCI shall not work on such Collaboration Target with any party other than RBS or its Affiliates; provided, however, ***
                                                                    ***
                                                                    ***
                                                                    ***
                                                                    ***
                                                                    ***
                     *** . In addition, following termination of the relevant Collaboration Target Exclusivity Period, CCI shall be free to work with any Third Party on a Collaboration Target.

         5.2 *** . During the *** period, CCI will not work on any *** with any party other than RBS or its Affiliates except as set forth herein.
                                                  ***
                                                ***
                                                ***
                                                ***

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                                                ***
                                                ***
                    ***                                   .  If the ***
is not a business day, the *** shall be deemed to be the next business day following. Upon commencement of the Research Program, such *** becomes an Optional Target and all of the terms and conditions applicable to a Optional Target, including but not limited to, application of the Collaboration Target Exclusivity Period rather than the *** *** apply to such Target. Nothing contained in this Agreement shall imply that *** *** *** .

6.       COLLABORATION COMPOUNDS

         6.1 COLLABORATION COMPOUND EXCLUSIVITY. Except as set forth in Section
6.2 and 6.4 and subject to Section 11.2, RBS shall have exclusive rights with respect to the Collaboration Compounds during the applicable Collaboration Compound Exclusivity Period.

         6.2 PRE-EXISTING AND RESTRICTED COMPOUNDS. CCI shall have no rights to any RBS Pre-existing Compound or to *** *** . RBS shall have no rights to any CCI Pre-existing Compound unless and until such *** *** that CCI shall retain all rights to all compounds in the UIL.

         6.3 INTELLECTUAL PROPERTY RIGHTS. Subject to Section 11.2, RBS shall retain exclusive rights to all intellectual property with respect to the Collaboration Compounds during the applicable Collaboration Compound Exclusivity Period. RBS shall not obtain any rights in the UIL as a result of the Collaboration. RBS shall be responsible for filing, maintaining and prosecuting all Patents with claims covering Collaboration Compounds at its sole expense. Immediately prior to filing of a patent application for a Collaboration Compound, CCI shall assign all intellectual property rights it may have in such Collaboration Compound to RBS or its designee. RBS may elect upon *** prior written notice to CCI (given at least *** prior to any relevant deadline to (a) discontinue prosecution or maintenance or (b) not to file or conduct any further activities (including conducting any interferences, re-examinations, reissues, or oppositions) with respect to a Patent. CCI shall have the right to request that RBS or its designee prosecute, maintain, file or conduct further activities. If RBS or its designee elects not to file, maintain, or prosecute a Patent, CCI shall have the right to take over such filing, maintenance or prosecution, at its sole expense.

         6.4      SCREENING RIGHTS.                 ***
                                                        ***
                                                        ***
                                                        ***
                                                        ***
                                                        ***

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                                                        ***
                                                        ***
                                                        ***.

         6.5 ACTIVE COLLABORATION COMPOUNDS AGAINST RELATED TARGETS. If either Party determines that a Collaboration Compound has in-vitro activity, *** *** (which level of in-vitro activity may be altered for a particular *** at such time as the *** is identified in accordance with Section 4.3), such Party shall provide written notice to the other Party within *** following such determination (the "Related Target Notice"). Within *** of receipt of such *** , the *** *** on terms and conditions as set forth in Appendix C with the specific lead approach to be determined by the RMC and other terms and conditions to be mutually agreed. If RBS and CCI are unable to come to mutually-agreeable terms within an additional *** *** , RBS will notify CCI (a) whether RBS (or Roche or a sublicensee) will pursue independent development of the Collaboration Compound against the Related Target in which case CCI shall receive compensation as set forth in Appendix D or (b) if RBS does not choose such independent development, CCI may pursue independent development of the Collaboration Compound *** in which case RBS shall receive compensation as set forth in Appendix D; or (c) that CCI and RBS may each pursue independent development of the Collaboration Compound against the *** in which case *** . *** .

         6.6 SUPPLY OF COLLABORATION COMPOUNDS. Aliquots of at least *** of any Collaboration Compound that has been synthesized and characterized will be prepared and given to RBS within *** of such synthesis and characterization. CCI shall replenish that amount within *** of RBS's reasonable request. CCI shall keep aliquots of any Collaboration Compound that has been synthesized at CCI. RBS will have primary responsibility for synthesizing large amounts of Collaboration Compounds, but CCI will assist RBS as agreed to by CCI's Vice President of Chemistry at the time of such request.

7.       RESEARCH MANAGEMENT & PLAN

         7.1 RESEARCH MANAGEMENT COMMITTEE. The design, review and conduct of the Research Program for each Collaboration Target will be coordinated by a Research Management Committee ("RMC"), which will meet quarterly. The RMC will consist of an equal number of members from RBS (or Roche if RBS so elects) and CCI, will include the Project Leaders and other appropriate representatives from RBS and CCI as mutually agreed, and will be co-chaired by scientists from each of RBS and CCI. Decisions of the RMC shall be by consensus. If a decision is not reached by the RMC with respect to management of the applicable Research Program during the term of such Research Program, the dispute will be referred to the co-chairs of the RMC. The co-chairs of the RMC will initially be the *** *** and subsequently may change as mutually-agreed upon by the Parties. If the co-chairs of the RMC are unable to resolve the dispute, the dispute will be referred to *** and to a ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

         *** . If they are unable to reach an agreement, such dispute will be referred to CCI's *** and the *** , *** of the Inflammatory Disease Unit of RBS. If such officers are unable to reach an agreement, CCI's *** *** will have the option to present the issues/circumstances surrounding the dispute to RBS' *** . However, such dispute shall be *** .

         7.2 PROJECT TEAMS. Project Teams, comprised of an equal number of representatives from RBS and CCI, will be established to coordinate individual programs, and will meet monthly. Each Project Team will be co-chaired by two Project Leaders, one from RBS and one from CCI, who will also serve on the RMC. The Project Team may be expanded to include additional members upon the mutual agreement of the Parties.

         7.3 RESEARCH PLANS. The RMC shall prepare a Research Plan at the beginning of each Research Program which may be refined and amended by the RMC as appropriate.

8.       COLLABORATION TERM AND TERMINATION

         8.1 TERM. The initial term of the Collaboration shall be *** from the date of the first meeting of the RMC (the "Collaboration Term"). The parties may extend the term of the Collaboration upon mutual agreement. In addition, the term of any Research Program initiated on a Collaboration Target will last for that length of time set forth in Article 3 for each type of Research Program. A Research Program may begin any time during the Collaboration Term and may extend beyond the term of the Collaboration Term, i.e. a Lead Generation Program that begins at the end of the Collaboration Term may terminate *** later.

         8.2 *** . *** *** *** ; provided, however, that if the RMC ***
                                                              ***
                                                              ***
                                                              ***
         ***         .

         8.3 TERMINATION BY RBS OR CCI. A Research Program may be terminated by RBS or CCI upon *** to the other party if (a) *** *** by the RMC or (b) *** , whether by RBS, CCI or otherwise. Either Party may terminate a Research Program if there is a material breach which remains uncured for *** following notice of such material breach by the other Party with respect to the relevant Research Program.

         8.4 TERMINATION OF RESEARCH FUNDING. All Research Funding for a given Research Program shall terminate upon termination of such Research Program except as set forth in *** . Following termination of a Research Program pursuant to Section 8.2 or Section 8.3, RBS and CCI shall be free to pursue independent opportunities with respect to the relevant Collaboration Target, unless the

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

termination of the Research Program                      ***
                                                         ***
                                                         ***

         *** . Following termination of a Research Program pursuant to Section
8.3 or pursuant to Section 8.2 if no milestone payments have been made, the Collaboration Compounds shall be deemed to have ***
                                          ***
of the relevant Collaboration Compound Exclusivity Period, provided, however, that if the termination of the Research Program is due to CCI's material uncured breach (subject to the cure provisions of Section 8.3), then CCI shall be prevented from pursuing any such opportunities for the longer of (i) the relevant Collaboration Compound Exclusivity Period or (ii) *** after any such termination.

9.       PAYMENT OBLIGATIONS

         9.1 PROJECT INITIATION FEE. RBS shall pay CCI a one-time only, non-refundable, non-contingent project initiation fee of *** upon execution of this Agreement.

         9.2 RESEARCH FUNDING. Research Programs will be generally staffed by CCI senior scientific management and approximately ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***.

         9.3 MILESTONE PAYMENTS. The milestone payments set forth in Appendix C (as further specified in the applicable Research Program set forth in Appendix
A) shall be made by RBS within *** of (i) notice to RBS by CCI of the achievement of or (ii) achievement by RBS of each such milestone. The milestone payments set forth in Appendix D shall be made by the applicable Party within *** of the achievement of each such milestone.

         9.4 ROYALTIES.

                      9.4.1 ROYALTY RATES. During the Royalty Term, RBS will pay CCI royalties *** as follows:

           ***                        ***                      ***                      ***                      ***
           ---                        ---                      ---                      ---                      ---
           ***                        ***                      ***                      ***                      ***
           ---                        ---                      ---                      ---                      ---


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                                       13

           ***                        ***                      ***                      ***                      ***
           ---                        ---                      ---                      ---                      ---
           ***                        ***                      ***                      ***                      ***
           ---                        ---                      ---                      ---                      ---

         (1) Royalties *** on the portion of *** of up to and including *** on the portion
                of                         *** above    ***.
         (2) Royalties *** on the portion of *** of up to and including *** on the portion of *** above ***.

                  9.4.2        ***      .                     ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***

                      9.4.3 *** . If a Product includes *** for *** *** and a component which is diagnostically useable or therapeutically active alone or in a combination which does not require a *** *** , then Net Sales shall be the amount which is normally received by RBS, its Affiliates or sublicensees from a sale of the Royalty Bearing Component(s) in an arm's length transaction with a Third Party. If the *** *** sold separately, then Net Sales upon which a royalty is paid shall be the Net Sales of the Combination Product *** *** *** *** .

         9.5 OPTION TO PURCHASE EQUIPMENT. CCI is developing automation instrumentation for internal purposes and is currently evaluating its options for making such instrumentation available to its collaborators or for commercial sale, either directly or through a Third Party. An automation summary has been provided in Appendix E to serve as a guideline with respect to the potential availability of such equipment and its potential pricing.

10.      LOGISTICS OF PAYMENT; REPORTS; RECORDS; AUDITS

         10.1 PAYMENT AND REPORTS. All royalty payments due to either Party under this Agreement shall be paid in U.S. dollars within *** *** unless otherwise specifically provided herein. Each payment of royalties shall be accompanied by a report of Net Sales or CCI Net Sales, as appropriate, in sufficient detail to permit confirmation of the

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         Confidential Treatment and filed separately with the Commission.

accuracy of the royalty payment made.

         10.2 METHOD OF PAYMENT. All payments, including royalties, to CCI under this Agreement will be made according to the wire transfer instructions set forth in Appendix F, which may be amended from time to time by CCI upon submission of a new Appendix F to RBS. Any payments to RBS under this Agreement shall be made by wire transfer as instructed by RBS prior to such payment being made.

         10.3 ROCHE EXCHANGE RATE. For countries other than the United States, the conversion to U.S. dollars from any foreign currency shall be made as follow:

                      (a) For Roche:

                           (i) when calculating the Adjusted Gross Sales, the
amount of such sales in foreign currencies shall be converted into Swiss Francs as computed in the central Roche's Swiss Francs Sales Statistics for the countries concerned, using the average monthly rate of exchange at the time for such currencies as retrieved from the Reuters System;

                           (ii) when calculating the royalties on Net Sales,
such conversion shall be at the average rate of the Swiss Franc to the United States dollars as retrieved from the Reuters System for the applicable calendar quarter.

                      (b) for a sublicensee in a country:

                           when calculating the Adjusted Gross Sales, the amount
of such sales shall be reported by the sublicensee to Roche within thirty (30) days from the end of a calendar quarter, after having converted each applicable monthly sales in foreign currency into United States dollars using the average monthly rate of exchange published in the Wall Street Journal (or some other source agreed upon in writing by the parties for a particular country) of the applicable calendar quarter.

         10.4 CCI EXCHANGE RATE. Royalty payments and reports of CCI Net Sales shall be calculated and reported for each calendar quarter. With respect to each quarter, for countries other than the United States, whenever for the purpose of calculating royalties conversion from any foreign currency to United States dollars shall be required, such conversion shall be made as follows: when calculating the Adjusted Gross Sales, the amount of such sales in foreign currencies shall be converted into United States dollars for the countries concerned, using the average monthly rate of exchange at the time for such currencies as retrieved from the Reuters System.

         10.5 FINANCIAL RECORDS AND AUDIT RIGHTS. During the term of this Agreement and for a period of *** thereafter, any Party paying royalties (the "Royalty Paying Party") shall keep complete and accurate records pertaining to the sale or other disposition of Products in sufficient detail to permit the other Party (the "Royalty Receiving Party") to confirm the accuracy of all payments due hereunder. The Royalty Receiving Party shall have the right to cause an independent, major (big six) certified public accountant firm reasonably

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                                       15
acceptable to Roche to audit such records to confirm the Net Sales or CCI Net Sales, as appropriate, for the preceding year. Any information obtained during such audit shall be treated as Confidential Information. Such audits may be exercised during normal business hours once a year upon at least thirty (30) working days' prior written notice to the Royalty Paying Party. The Royalty Receiving Party shall bear the full cost of such audit unless such audit discloses a variance of more than *** from the amount of the Net Sales or CCI Net Sales, as appropriate, reported by the Royalty Paying Party for such audited period. In such case, the Royalty Paying Party shall bear the full cost of such audit.

         10.6 TIME RECORDS. During the term of this Collaboration and for a period of *** *** thereafter, CCI shall keep complete and accurate records documenting the time spent by CCI employees in direct support of the Collaboration. RBS shall have the right to audit such records to confirm CCI time records and research costs for the preceding year upon *** *** prior written notice. Such audits may be exercised during normal business hours once a year upon notice to CCI.

         10.7 TAXES. All turnover and other taxes levied on account of the royalties and other payments accruing to each Party under this Agreement shall be paid by the Party receiving such royalty or other payment for its own account, including taxes levied thereon as income to the receiving Party. If provision is made in law or regulation for withholding, such tax shall be deducted from the royalty or other payment made by the Party making such payment to the proper taxing authority and a receipt of payment of the tax secured and promptly delivered to the Party entitled to the royalty. Each Party agrees to assist the other Party in claiming exemption from such deductions or withholdings under any double taxation or similar agreement or treaty from time to time in force.

11.      LICENSE GRANT

         11.1 CCI GRANT TO RBS. Subject to the terms and conditions of this Agreement, CCI hereby grants to RBS ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***.

         11.2     RBS DUE DILIGENCE FAILURE.

                  11.2.1 RBS GRANT BACK TO CCI. Upon termination of the relevant Collaboration Compound Exclusivity Period and subject to the terms and conditions of this Agreement, if Roche has failed to develop and commercialize with Due Diligence a Development Candidate or a Product, as the case may be (a "Returned Product"), RBS will grant to CCI ***
                                           ***
                                           ***

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         Confidential Treatment and filed separately with the Commission.

                                           ***.

                  11.2.2          ***

                                           ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***.

                  11.2.3          ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***.

12.      TERM AND TERMINATION OF THE AGREEMENT

         12.1     TERM.  This Agreement shall terminate at             ***
                                               ***.

         12.2 TERMINATION. This Agreement may be terminated (a) by either Party upon a material breach which remains uncured for *** following notice to the breaching Party;
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***.

         12.3 RESULTS OF TERMINATION. All Research Support shall terminate upon termination of this Agreement. Royalties and milestone payments shall survive any such termination; provided however that if such termination is by RBS due to a material breach by CCI of this Agreement, RBS will only owe CCI royalties and milestones payments for any Product resulting from those Collaboration Compounds generated for the Research Program prior to CCI's uncured material breach. In addition, the provisions of Section 8.4 with respect to CCI's rights to work with the Collaboration Targets and the Collaboration Compounds shall apply; provided, however, that if the relevant Collaboration Target Exclusivity Period and/or the Collaboration Compound Exclusivity Period has expired, CCI shall have no such constraints on their actions.

13.      CONFIDENTIAL INFORMATION

         13.1 NONDISCLOSURE. During the term of the Collaboration and for a period of ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

 *** after termination thereof, each Party will maintain all Confidential Information in trust and confidence and will not disclose any Confidential Information to any Third Party or use any Confidential Information for any purpose except (i) as expressly authorized by this Agreement, (ii) as required by law or court order, (iii) to its consultants, sublicensees, subcontractors or agents who need to know to accomplish the purposes of this Agreement. Each Party may use such Confidential Information only to the extent required to accomplish the purposes of this Agreement. Each Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that its Affiliates, employees, agents, consultants, sublicensees, and other representatives do not disclose or make any unauthorized use of the Confidential Information. Each Party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information.

         13.2 EXCEPTIONS. Confidential Information shall not include any information which the receiving Party can prove by competent evidence:

                      (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, generally known or available;

                      (b) is known by the receiving Party at the time of receiving such information, as evidenced by its records;

                      (c) is hereafter furnished to the receiving Party by a Third Party, as a matter of right and without restriction on disclosure;

                      (d) is independently developed by the receiving Party without the aid, application or use of Confidential Information; or

                      (e) is the subject of a written permission to disclose provided by the disclosing Party.

14.      PUBLICATIONS

         Neither Party shall publish any information with respect to Collaboration Compounds without the prior written permission of the Publications Committee (i) for the relevant Collaboration Target Exclusivity Period plus *** for Collaboration Compounds with Target Activity and (ii) for the Collaboration Target Exclusivity Period for Collaboration Compounds without Target Activity. Should a Collaboration Compound be designated by a Party as a Development Candidate, the other Party shall not publish any information with respect to that Collaboration Compound or structurally similar Collaboration Compounds without the prior written consent of the other Party.

15.      PUBLIC STATEMENTS

         Neither Party shall use the name of the other Party in any prospectus, annual report, press release or other public statement without the prior written approval of the other Party, which may not be unreasonably withheld or delayed; provided, however, that both Parties

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         Confidential Treatment and filed separately with the Commission.

shall endeavor in good faith to give the other Party a minimum of *** to review such prospectus, annual report, press release, or other public statement; and provided, further, that if a Party does not approve such public statement, either Party may still use the name of the other Party in any prospectus, annual report, press release or other public statement without the prior written approval of the other Party, if such Party is advised by counsel that such disclosure is required to comply with applicable law.

16.            ***

                                           ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***
                                           ***.

17.      ASSIGNABILITY

         This Agreement may *** *** ; provided, however, that either Party may assign this Agreement, in whole or in part, to an Affiliate or to a successor of a Party in connection with the merger, consolidation, or sale of all or substantially of such Party's assets or that portion of its business pertaining to the subject matter of this Agreement. *** *** .

18.      DISPUTE RESOLUTION PROCEDURES

         18.1 SENIOR EXECUTIVES DISCUSSIONS. If a decision is not reached by the RMC, the dispute will be resolved as set forth in Section 7.1 above. If a dispute arises between RBS and CCI with respect to matters other than the management of a Research Program, either during or after the Research Period, such dispute will be referred to the appropriate senior management in the area of the dispute. If such senior management are unable to resolve such dispute, such dispute will be referred to CCI's Chief Executive Officer and RBS's President (or equivalent senior Roche officer). If such officers are unable to reach an agreement within *** following the initiation of discussions between CCI's Chief Executive Officer and RBS's President (or equivalent senior Roche officer), such dispute shall be settled first by non-binding mediation and thereafter by arbitration as described in Sections 18.2 and 18.3 below.

         18.2 NON-BINDING MEDIATION. Any dispute which is not resolved by the parties within the time period described in Section 18.1 shall be submitted to an alternative dispute resolution process ("ADR"). Within *** after the expiration of the *** period

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                                       19
set forth in Section 18. 1, each Party shall select for itself a representative with the authority to bind such Party and shall notify the other Party in writing of the name and title of such representative. Within *** after the date of delivery of such notice, the representatives shall schedule a date for engaging in non-binding ADR with a neutral mediator or dispute resolution firm mutually acceptable to both representatives.

Any such mediation shall be held in a mutually agreeable location; provided, however that if the parties cannot so agree, such mediation shall occur in San Diego, California if brought by RBS or in Palo Alto, California, if brought by CCI. Thereafter, the representatives of the parties shall engage in good faith in an ADR process under the auspices of such individual or firm. If the representatives of the parties have not been able to resolve the dispute within *** *** after the conclusion of the ADR process, or if the representatives of the parties fail to schedule a date for engaging in non-binding ADR within the *** period set forth above, the dispute shall be settled by binding arbitration as set forth in Section 18.3 below. If the representatives of the parties resolve the dispute within the *** period set forth above, then such resolution shall be binding upon the parties. If either Party fails to abide by such resolution, the other Party can immediately refer the matter to arbitration under Section 18.3.

         18.3 BINDING ARBITRATION. If the parties have not been able to resolve the dispute as provided in Sections 18.1 and 18.2 above, the dispute shall be finally settled by binding arbitration. Any arbitration hereunder shall be conducted under rules of the American Arbitration Association. The arbitration shall be conducted before three arbitrators chosen according to the following procedure: each of the parties shall appoint one arbitrator and the two so nominated shall choose the third. If the arbitrators chosen by the parties cannot agree on the choice of the third arbitrator within a period of *** after their appointment, then the third arbitrator shall be appointed by the Court of Arbitration of the American Arbitration Association. Any such arbitration shall be held in a mutually agreeable location; provided, however that if the parties cannot so agree, such arbitration shall occur in San Diego, California if brought by RBS or in Palo Alto, California, if brought by CCI. The arbitrators shall have the authority to grant specific performance, and to allocate between the parties the costs of arbitration in such equitable manner as they determine. The arbitral award (i) shall be final and binding upon the parties; and (ii) may be entered in any court of competent jurisdiction.

         18.4 INJUNCTIVE RELIEF. Nothing contained in this Section or any other provisions of this Agreement shall be construed to limit or preclude a Party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief to compel the other Party to comply with its obligations hereunder before or during the pendency of mediation or arbitration proceedings.

19.      NOTICES

         Any notice required or permitted to be given hereunder shall be deemed sufficient if sent by facsimile letter or overnight courier, or if delivered by hand to a Party at the respective addresses and facsimile numbers as set forth below or at such other address and facsimile number as such Party may designate. If sent by facsimile letter, notice shall be deemed given when the transmission is completed if the sender has a confirmed transmission report. If a confirmed

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                                       20
transmission report does not exist, then the notice will be deemed given when the notice is actually received by the person to whom it is sent. If delivered by overnight courier, notice shall be deemed given when it has been signed for. If delivered by hand, notice shall be deemed given when received.

if to CCI, to:

         CombiChem, Inc.
         9050 Camino Santa Fe
         San Diego, California 92121
         Attention: President
         Fax number: 619/530-9998


with a copy to:

         Brobeck, Phleger & Harrison LLP
         550 West C Street, Suite 1300
         San Diego, California 92101
         Attention:  Faye H. Russell, Esq.
         Fax number: (619) 234-3848

if to RBS, to:

         Roche Bioscience, a division of Syntex (U.S.A.) Inc.
         3401 Hillview Avenue
         Palo Alto, California 94304
         Attn: President
         Fax number: 415-852-2595


with a copy to

         Roche Bioscience, a division of Syntex (U.S.A.) Inc.
         3401 Hillview Avenue
         Palo Alto, California 94304
         Attn: Legal Department
         Fax number: 415-852-1338

20.      INDEPENDENT CONTRACTOR

         Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided for herein.

21.      SURVIVAL

         The provisions of Sections 9, 10, 13, 14, 15, 16, 18, 19, and 22.3
shall survive termination of this Agreement.

22.      ADDITIONAL TERMS

         22.1 ENTIRE AGREEMENT. This Agreement (including the Exhibits and Appendices) constitutes the entire understanding between the parties with respect to the subject matter hereto and supersedes and replaces all previous negotiations, understandings, representations, writings, and contract provisions and rights relating hereof. The parties agree that all services provided hereunder shall be subject to and governed by the terms and provisions set forth herein, and none of the terms and conditions contained on any proposal, purchase order, invoice, or other writing, shall have any effect or change the provisions of this Agreement.

         22.2 AMENDMENTS; NO WAIVER. No provision of this Agreement may be amended, revoked or waived except by a writing signed and delivered by an authorized officer of each Party. Any waiver on the part of either Party of any breach or any right or interest hereunder shall not imply the waiver of any subsequent breach or waiver of any other right or interest.

         22.3 VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

         22.4 HEADINGS. The descriptive headings are inserted for convenience of reference only and are not intended to be part of or to affect the meaning of or interpretation of this Agreement.

         22.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Effective Date.


COMBICHEM, INC.                                      SYNTEX (U.S.A.) INC.


By: /s/ Vicente Anido                             /s/ James N. Woody
  -------------------------------                 ------------------------------
Vicente Anido, Ph.D.                              James N. Woody, M.D., Ph.D.
President and Chief Executive Officer             President

Appendix A - Description of Research Programs
Appendix B -        ***
Appendix C - Collaboration Financial Summary
Appendix D -        ***
Appendix E - CombiSyn Automation Instruments
Appendix F - Wire Transfer Instructions


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                                       23

***
                                       ***
                                       ***


                                       ***
                                       ***


                                       ***
                                       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                               Appendix A Page A-1

***
                                       ***


                                       ***
                                       ***


                          ***


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Confidential Treatment and filed separately with the Commission.

                               Appendix A Page A-2

                                            ***

                                       ***
                                       ***


                                       ***
                                       ***


                                       ***


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Confidential Treatment and filed separately with the Commission.

                               Appendix A Page A-3

***

                                       ***
                                       ***


                                       ***
                                       ***


                                       ***
                                       ***


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Confidential Treatment and filed separately with the Commission.

                               Appendix A Page A-4

                                   APPENDIX B

                                       ***

     ***

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         Confidential Treatment and filed separately with the Commission.

                                   APPENDIX C

                         COLLABORATION FINANCIAL SUMMARY
                                 ($ in millions)


         ***                                                  Lead             Lead             Lead
                                                          Optimization         Evolution        Generation(1)
                                                          ------------         ---------        -------------
         ***                                                  ***               ***              ***
         ***                                                  ***               ***              ***


         ***                                                  ***               ***              ***
         ***                                                  ***               ***              ***


         ***                                                  ***               ***              ***
         ***                                                  ***               ***              ***


         ***                                                  ***               ***              ***
         ***                                                  ***               ***              ***

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         Confidential Treatment and filed separately with the Commission.

                                   APPENDIX D

                     MILESTONES FOR RELATED PRODUCTS SUMMARY
                                 ($ in millions)

                                                                                            Lead
         ***                                                                            Optimization
                                                                                        ------------
         ***                                                  ***               ***              ***
         ***                                                  ***               ***              ***


         ***                                                  ***               ***              ***
         ***                                                  ***               ***              ***


         ***                                                  ***               ***              ***
         ***                                                  ***               ***              ***

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
                                   APPENDIX E

                               COMBISYN AUTOMATION
                                     SUMMARY



1.       CombiSyn SP40 Synthesizers
         SP40 synthesizers are currently project to be priced at *** per unit, if made available to collaborators or for commercial sale. This instrument is in its beta stage and, if commercialized, would potentially become available in 1998 (subject to the extent of modifications resulting from beta test).

2.       CombiSyn PWS-20
         PWS-20 purification/work-up stations are currently expected to be priced at *** per unit, if made available to collaborators or for commercial sale. This unit is in the development stage and, if commercialized, would potentially become available in 1998 (subject to the extent of modifications resulting from beta test).

3.       PE-SCIEX MS-LC
         PE-SCIEX API-100LC Mass Spectrometer systems may be purchased from PE-SCIEX directly. This unit is currently available.


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                   APPENDIX F

                                 COMBICHEM, INC.

                       INCOMING WIRE TRANSFER INSTRUCTIONS
                                   (into *** )



Transfer Funds to:

               ***
         New York, NY

Routing Transit/ABA Number:

               ***

For Account of:

               ***

Account Number:

               ***

For Further Credit to:

               ***
         CombiChem, Inc.


Funds must be received by NFSC by 11:00 a.m. PST for same day credit.


Please call to advise regarding funds transferred:

         At CombiChem, Inc.:


         ***
         (619) 530-0484, ext. 113 - Telephone
         (619) 530-9998 - Fax


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.